ING FUNDS TRUST

ING High Yield Bond Fund

ING Intermediate Bond Fund

(each a “Fund,” and collectively “the Funds”)

Supplement dated March 28, 2014

to the Funds’ Statement of Additional Information (“SAI”)

dated July 31, 2013

On January 23, 2014, the Board of Trustees approved revisions to certain non-fundamental investment restrictions for the above-named Funds. Effective January 31, 2014:

1.

Footnotes 6, 9, 10, and 16 of the table in the subsection entitled “Investments, Investment Strategies, and Risk” of the section entitled, “Supplemental Description of Fund Investments and Risks” are hereby deleted.

2.

The first sentence of the subsection entitled “General for all Funds,” of the section entitled “Fundamental Investment Restrictions and Non-Fundamental Investment Restrictions” of the Funds’ SAI is hereby revised as follows:

No Fund will invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, and variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice.)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE